Premises and Equipment	12 Months Ended
Dec. 31, 2012
Premises and Equipment
Note 5:	Premises and Equipment

Major classifications of premises and equipment, stated at cost, are as follows:

	2012	2011

Land	$983,276	$983,276
Buildings and improvements	7,756,293	7,573,247
Equipment	5,094,283	4,819,591
	13,833,852	13,376,114
Less accumulated depreciation	(8,179,076)	(7,843,394)

Net premises and equipment	$5,654,776	$5,532,720